LIQUIDITY	12 Months Ended
Jun. 30, 2020
LIQUIDITY
LIQUIDITY

NOTE 2. LIQUIDITY

As disclosed in the Company’s consolidated financial statements, the Company had recurring net losses for the years ended June 30, 2018, 2019 and 2020. In assessing its liquidity, management monitors and analyzes the Company’s cash on-hand and its ability to generate sufficient revenue sources in the future to support its operating and capital expenditure commitments. The Company’s liquidity needs are to meet its working capital requirements, operating expenses and capital expenditure obligations. Direct offering and debt financing in the forms of loans payable and loans from related parties have been utilized to finance the working capital requirements of the Company.

Despite those negative financial trends, the Company has positive working capital and management has plans to enhance its liquidity:

1)	The Company has been enhancing the collection of current receivable balances. As of September 30, 2020, about ¥28.2 million ($4.0 million) has been collected.
2)

The Company is mainly financed through borrowing from shareholders and senior management, as well as public offerings. On August 31, 2019, two major shareholders of the Company signed a 3-year commitment letter to support the Company and whenever the Company has liquidity difficulty, they will provide working capital to support daily operation of the Company.

3)	The Company may also consider financing directly from commercial bank by contract pledge or discount of notes receivable.

Management believes that the foregoing measures collectively will provide sufficient liquidity for the Company to meet its future liquidity and capital obligations.